Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                         9/15/04


        Blended Coupon                               7.0281%


        Excess Protection Level
          3 Month Average   4.22%
            December, 2000   0.15%
            November, 2000   6.34%
            October, 2000   6.17%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                    9.50%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,990,287,874.98